EXHIBIT 99.1

Additional Signatures

Oak Hill Capital Partners III, L.P.
By: OHCP GenPar III, L.P, its General Partner
By: OHCP MGP Partners III, L.P., its General Partner
By: OHCP MGP III, Ltd., its General Partner

By:	/s/ Kevin Levy	12/30/2014
	Name: Kevin Levy	Date
Title: Vice President

**Signature of Reporting Person

Oak Hill Capital Management Partners III, L.P.
By: OHCP GenPar III, L.P, its General Partner
By: OHCP MGP Partners III, L.P., its General Partner
By: OHCP MGP III, Ltd., its General Partner

By:	/s/ Kevin Levy	12/30/2014
	Name: Kevin Levy	Date
Title: Vice President

**Signature of Reporting Person

OHCP GenPar III, L.P.
By: OHCP MGP Partners III, L.P., its General Partner
By: OHCP MGP III, Ltd., its General Partner

By:	/s/ Kevin Levy	12/30/2014
	Name: Kevin Levy	Date
Title: Vice President

**Signature of Reporting Person

OHCP MGP PARTNERS III, L.P.
By: OHCP MGP III, Ltd., its General Partner

By:	/s/ Kevin Levy	12/30/2014
	Name: Kevin Levy	Date
Title: Vice President

**Signature of Reporting Person